NHI
NATIONAL HEALTH INVESTORS

Q2 2018 SUPPLEMENTAL



TABLE OF CONTENTS

2 Overview
3 Summary Information
4 Performance
5 Investments
7 Financial
8 Capital Structure
9 Industry Partners
11 Leadership
12 Balance Sheets
13 Statements of Income
14 FFO, AFFO & FAD
15 Portfolio Summary
16 Portfolio Information
17 Reconciliations
18 Definitions

Forward looking statements and risk factors:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2017. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended June 30, 2018.

COVER: Bickford of Presque Isle Bay, operated by Bickford Senior Living in Erie, PA

OVERVIEW

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), is a real estate investment trust specializing in sale-leaseback, joint-venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent, assisted and memory care communities, entrance-fee retirement communities, skilled nursing facilities, medical office buildings and specialty hospitals.

HIGHLIGHTS

- Diversified portfolio of exceptional healthcare properties
- Conservatively managed balance sheet
- Industry leading FFO growth
- Strong growing dividend with low payout ratio



PARTNERS[1]
Small, 2%
NHC, 14%
Ensign, 8%
Brookdale, 2%
Acadia, 1%
Quorum, 1%
Holiday, 14%
Bickford, 18%
SLC, 15%
HSM, 4%
Chancellor, 3%
SLH, 3%
Prestige, 2%
LCS, 1%
Other, 12%

Regional 58% Small 2%
Public 26% National Private Chain 14%



ASSETS[1]
Other Income, 1%[2]
Senior Living Campus, 5%
Skilled, 28%
Hospital & MOB, 3%
Entrance Fee, 18%
Independent Living, 16%
Assisted Living, 29%

Sr. Hsng. Need-Driven 34% Medical 31%
Sr. Hsng. Discretionary 34%

[1]Based on annualized cash revenue of $ 271,448,000 for contracts in place at June 30, 2018
[2]Other Income consists primarily of revenue from non-mortgage notes receivable



AS OF AUG 6, 2018

Senior Housing 149
Skilled Nursing 75
Hospital 3
Medical Office 2

229 Properties

34 Operating Partners

33 States

SUMMARY INFORMATION

(dollar and share amounts in thousands)

	Quarter Ended / As Of				
	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017
Balance Sheet Data					
Gross cost of real estate assets	$ 2,803,950	$ 2,683,685	$ 2,665,903	$ 2,620,920	$ 2,612,804
Total assets	2,673,236	2,559,428	2,545,821	2,519,932	2,511,042
Total liabilities	1,311,864	1,239,547	1,223,704	1,192,265	1,224,616
Total stockholder's equity	1,361,372	1,319,881	1,322,117	1,327,667	1,286,426
Operating Data					
Total revenue[1]	$ 72,956	$ 72,746	$ 71,083	$ 71,372	$ 69,826
Rental revenue - GAAP[1]	69,869	69,253	68,050	68,224	65,725
Straight-line rents	5,835	5,962	7,134	6,951	6,249
Rental revenue - Cash[1]	64,034	63,291	60,916	61,273	59,476
Adjusted EBITDA[2]	69,968	67,950	67,931	68,644	66,237
Interest expense[1]	12,220	11,614	11,185	11,746	11,732
General & administrative expense	2,765	4,170	3,075	2,513	2,521
Funds from operations per diluted common share	1.33	1.34	1.31	1.35	1.34
Normalized FFO per diluted common share	1.38	1.35	1.35	1.37	1.32
Normalized AFFO per diluted common share	1.26	1.22	1.21	1.22	1.18
Regular dividends declared per common share	1.00	1.00	0.95	0.95	0.95
Capitalization					
Common shares outstanding at end of each period	42,172	41,532	41,532	41,531	40,984
Market value of equity at end of each period	$ 3,107,233	$ 2,794,688	$ 3,130,682	$ 3,209,931	$ 3,245,933
Total debt	1,225,720	1,160,226	1,145,497	1,111,292	1,145,005
Net debt	1,222,675	1,156,996	1,142,434	1,107,366	1,141,535
Total market capitalization, including net debt	4,329,908	3,951,684	4,273,116	4,317,297	4,387,468
Ratios					
Interest coverage ratio[1]	5.7x	5.9x	6.1x	5.8x	5.6x
Fixed charge coverage ratio	6.0x	6.3x	6.8x	6.6x	6.3x
Net debt to adjusted EBITDA (annualized)	4.3x	4.3x	4.2x	4.0x	4.3x
Dividend payout ratio for normalized FFO	72.5%	74.1%	70.4%	69.3%	72.0%
Dividend payout ratio for normalized AFFO	79.4%	82.0%	78.5%	77.9%	80.5%
Net debt as a percentage of market capitalization	28.2%	29.3%	26.7%	25.6%	26.0%
Secured debt as a percentage of net debt	11.5%	12.2%	12.4%	11.1%	10.8%
Portfolio Statistics					
Number of properties (includes mortgages)	229	220	218	216	215

[1]Certain balances were reclassified to conform the presentation of prior periods to the current period.
[2]For all periods presented EBITDA has been adjusted to reflect GAAP interest expense, which excludes amounts capitalized during the period.

PERFORMANCE

Normalized FFO / Share (CAGR) NHI vs Peer Avg



15%
12%
9%
6%
3%
0%
6.3%
(4.9)%
5.6%
(3.1)%
7.0%
(1.2)%
9.1%
1.0%
9.6%
2.8%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on mid-point of 2018 guidance and reported normalized FFO

Dividends Regular Special Expected



$4.00
$3.00
$2.00
$1.00
$0.00
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Total Return NHI MSCI US REIT Index S&P 500 TR Index



400%
350%
300%
250%
200%
150%
100%
50%
0%
39.9%
26.2%
40.2%
60.0%
49.1%
86.7%
140.5%
83.5%
138.7%
359.3%
114.9%
163.4%
3 Year
5 Year
7 Year
10 Year

Dividends / Share (CAGR) NHI vs Peer Avg



8%
7%
6%
5%
4%
3%
2%
1%
0%
5.1%
(1.0)%
5.4%
(0.4)%
6.6%
0.4%
6.5%
1.7%
7.1%
2.3%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on mid-point of 2018 guidance and reported normalized FFO

General & Administrative Cost as % of Total Revenue



9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7.9%
5.1%
4.6%
3.9%
4.4%
2013
2014
2015
2016
2017



WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

- Focused on growing with our 34 operating partners and select new customers
- Diversified investment plan emphasizing private pay senior housing properties
- Experienced operators with proven record of quality care and value creation

Investment History*
($ in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
$100.3
$193.0
$752.1
$570.9
$310.1
$447.7
$214.0
$159.0
2011
2012
2013
2014
2015
2016
2017
2018
Existing Relationship
New Relationship
10-Year Treasury
WACY


Notes, 5%
INVESTMENT STRUCTURE
Lease, 95%

*Average age of properties acquired since 2011 is **16.9 years**; total portfolio average age is **23.0 years**

($, in 000's)	Asset Type	Investment Type	Units/ Buildings[1]	Location	Initial Yield	Total	Funded	Remaining
Recent Investments								
Q3 2018								
Bickford Senior Living	SHO	Construction Loan	64/1	MI	9.00%	14,700	(1,481)	13,219
Q2 2018								
Bickford Senior Living	SHO	Lease	320/5	OH, PA	6.85%	69,750	(68,000)	1,750
Ensign Group	SNF	Lease	264/2	TX	8.10%	29,000[2]	(29,000)	—
Comfort Care	SHO	Lease	106/2	MI	7.25%	17,100	(17,100)	—
Q1 2018								
Ensign Group	SNF	Lease	121/1	TX	8.20%	14,404[2]	(14,404)	—
Bickford Senior Living	SHO	Construction Loan	60/1	VA	9.00%	14,000	(1,834)	12,166
						$ 158,954	$ (131,819)	$ 27,135
Q4 2017								
Discovery Senior Living	SHO	Lease	202/1	OK	7.00%	34,600	(34,600)	—
Navion Senior Solutions	SHO	Lease	32/1	NC	7.15%	8,200	(7,550)	650
Woodland Village	SHO	Expansion	44/1	WA	8.50%	7,100	—	7,100
Q3 2017								
Evolve Senior Living	SHO	Mortgage Note	40/1	NH	8.00%	10,000	(10,000)	—
Senior Living Communities	SHO	Renovation	N/A	Various	7.04%	6,830	(2,185)	4,645
Acadia Healthcare	HOSP	Land Lease	N/A	TN	7.00%	4,840	(4,840)	—
Q2 2017								
Bickford Senior Living	SHO	Lease	60/1	MI	7.25%	10,400	(10,400)	—
Q1 2017								
LaSalle Group	SHO	Lease	223/5	IL, TX	7.00%	61,865	(61,865)	—
Prestige Senior Living	SHO	Lease	102/1	OR	7.00%	26,200	(26,200)	—
Navion Senior Solutions	SHO	Lease	86/2	NC	7.35%	16,100	(16,100)	—
Bickford Senior Living	SHO	Construction Loan	60/1	MI	9.00%	14,000	(8,107)	5,893
Ensign Group	SNF	Lease	126/1	TX	8.35%	13,846[2]	(13,846)	—
						$ 213,981	$ (195,693)	$ 18,288
Development Activity								
Life Care Services	EFC	Senior Note	220/1	WA	6.75%	$ 60,000	$ (56,463)	$ 3,537
Bickford Senior Living	SHO	Construction	300/5	IL, VA	9.00%	$ 56,500	$ (53,857)	$ 2,643
Senior Living Communities	SHO	Construction Loan	N/A	Various	8.85%	$ 15,000	$ (831)	$ 14,169
Woodland Village	SHO	Expansion	44/1	WA	8.50%	$ 7,100	$ (2,502)	$ 4,598
Various	SHO	Renovation & Construction	N/A	Various	Various	$ 28,329	$ (16,556)	$ 11,773

[1] Building count excludes renovations
[2] Excludes Ensign contributions between $1,250,000 and $1,275,000 per property

FINANCIAL

A DISCIPLINED APPROACH TO VALUE CREATION

- Low Leverage Balance Sheet
- Staggered Long-Term Debt Maturities
- Target 60/40 Equity/Debt Funding Mix

Normalized FFO (per diluted share) Dividend Payout


$6
$5
$4
$3
$2
$1
$0
$4.87
$3.60
$5.29
$3.80
$5.49
$4.00
2016
2017
2018[3]

Adjusted EBITDA


$320
$280
$240
$200
$160
$120
$80
$40
$0
$236.5
$265.0
$283.6
2016[1]
2017
2018[2]

Normalized AFFO (per diluted share)


$5
$4
$3
$2
$1
$0
$4.39
$4.75
$5.02
2016
2017
2018[3]

[1] Updated to reflect reclassifications to conform prior period presentations to current period
[2] Annualized, see page 17 for reconciliation
[3] Mid-point of guidance range

CAPITAL STRUCTURE



Unsecured, Variable, 27%
DEBT[1]
Secured, Fixed, 11%
Unsecured, Fixed, 62%

Fixed Charge Coverage



15.0x
12.5x
10.0x
7.5x
5.0x
2.5x
0.0x
6.1x
5.8x
6.8x
6.0x
2015
2016
2017
2018

Revolver Liquidity



$800
$700
$600
$500
$400
$300
$200
$100
$0
$362.0
$383.0
$329.0
$288.0
$223.0
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Balance
Available

Net Debt to Adjusted EBITDA



5x
4x
3x
2x
1x
0x
4.2x
4.4x
4.2x
4.3x
2015
2016
2017
2018[2]

($, in 000's)		Amount	Rate[3]	% of Total	Maturity[3]
Secured Debt					
Fixed Rate					
HUD Mortgage Loans	$	$44,640	4.04%	3.6%	19 years
Fannie Mae Mortgage Loans		96,206	3.94%	7.8%	8 years
Total Secured Debt		140,846			
Unsecured Debt					
Fixed Rate					
Term Loans		650,000	3.83%	52.5%	7 years
Convertible Senior Notes		120,000	3.25%	9.7%	4 years
Variable Rate					
Revolving Credit Facility		327,000	2.96%	26.4%	5 years
Total Unsecured Debt		1,097,000			
Subtotal		1,237,846	3.56%	100.0%	6 years
Note Discounts		(3,132)			
Unamortized Loan Costs		(8,994)			
Total Debt	$	1,225,720			

[1] Excludes impact of unamortized discounts and loan costs;
[2] Annualized, see page 17 for reconciliation
[3] Weighted average

BEST-IN-CLASS OPERATORS

We partner with best-in-class operators of independent living, assisted living and memory care, skilled nursing, medical office building, and specialty hospital facilities.

Stabilized Lease Portfolio EBITDARM Coverage* Q1 '17 Q1 '18


12x
10x
8x
6x
4x
2x
0x
1.27
1.23
2.50
2.53
2.24
1.88
9.17
6.57
SHO
SNF
HOSP
MOB

(#) indicates the number of properties; excludes development and lease-up properties that have been in operation for less than 24 months; includes pro forma cash rent for stabilized acquisitions in the portfolio less than 24 months

* based on trailing twelve months; full portfolio coverage 1.68x; SNF includes NHC coverage of 3.63x & 3.59x for the T12 periods ending Q1 '17 & Q1 '18, respectively; SHO includes SLC coverage of 1.39x & 1.28x, Bickford coverage of 1.22x & 1.18x, and Holiday coverage of 1.18x & 1.17x, all for the T12 periods ending Q1 '17 & Q1 '18, respectively. Portfolio coverages in the latest reporting period include: all other SHO of 1.29x & 1.27x for Q1 '17 & Q1 '18, respectively; and all other SNF of 1.39x & 1.51x for Q1 '17 & Q1 '18, respectively. All other SHO includes coverages for all other need driven of 1.18x & 1.12x and all other discretionary properties of 2.10x & 2.39x for Q1 '17 & Q1 '18, respectively.

**SHO includes coverage of 1.20x and 1.15x for Q1 '17 & Q1 '18, respectively, for need driven properties and 1.34x and 1.30x for Q1 '17 & Q1 '18, respectively, for discretionary properties. Excludes results from SH Regency Leasing, LLC.

		Ownership	Market Focus	% of Revenue[1]
Bickford	Bickford Senior Living manages or operates over 50 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SHO	18%
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	SHO	15%
Holiday Retirement	Holiday Retirement is one of the largest providers of independent living communities in the U.S. Founded in 1971, they are a privately held company and currently operate more than 300 facilities.	Private	SHO	14%
NHC National HealthCare Corporation	Founded in 1971, National HealthCare Corporation (NYSE: NHC) is a publicly traded operator, specializing in skilled nursing centers along with assisted and independent living facilities. NHC oversees more than 9,000 skilled nursing beds across 10 states, with properties located in the Southeastern, Northeastern, and Midwestern parts of the United States.	Public	SNF/SHO	14%
Ensign Group	The Ensign Group (NASDAQ: ENSG), provides skilled nursing and assisted living services, physical, occupational and speech therapies, home health and hospice services, urgent care and other rehabilitative services.	Public	SNF	8%
HSM	Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	4%
CHC Chancellor Health Care, LLC	Chancellor Health Care is based in Windsor, California and formed in 1992. Chancellor operates on the full continuum of care and has 8 properties across 4 states, which include California, Colorado, Maryland and Oregon, and serve over 750 seniors.	Private	SHO	3%
SLM Senior Living Management Corporation	Senior Living Management Corporation is based in Coconut Creek, Florida and operates assisted living, memory care and skilled nursing facilities in Florida, Georgia and Louisiana.	Private	SHO	3%
Prestige Care, Inc. Prestige Senior Living, L.L.C.	Prestige Care and Prestige Senior Living operate a family of more than 80 senior care communities throughout the western United States. Founded in 1985, Prestige provides a comprehensive senior service experience offering assisted living, independent living, memory care, home health, skilled nursing and rehabilitation.	Private	SHO	2%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	SHO	1%

[1] Based on annualized cash revenue of $271,448,000 for contracts in place at June 30, 2018

INVESTING IN RELATIONSHIPS



Eric Mendelsohn
President & CEO



Kristin S. Gaines
Chief Credit Officer



Roger R. Hopkins
Chief Accounting Officer



Kevin Pascoe
Chief Investment Officer



John Spaid
EVP, Finance



Michelle Kelly
SVP, Investments



Colleen Schaller
Director, Investor Relations



Ron Reel
Controller

ANALYST COVERAGE

Chad Vanacore, Stifel, Nicolaus & Company
Dana Hambly, Stephens Inc.
Daniel Bernstein, Capital One Securities, Inc
Eric Fleming, Suntrust
Joe France, Cantor Fitzgerald
John Kim, BMO Capital Markets
John Roberts, J.J.B. Hilliard W.L. Lyons
Jordan Sadler, Key Banc Capital Markets
Juan Sanabria, Bank of America Merrill Lynch
Peter Martin, JMP Securities
Rich Anderson, Mizuho Securities
Todd Stender, Wells Fargo

INVESTOR RELATIONS

National Health Investors, Inc. | 222 Robert Rose Drive | Murfreesboro, Tennessee 37129 | 615.890.9100
cschaller@nhireit.com | www.nhireit.com

NHI NYSE

BALANCE SHEETS

(in thousands, except per share amounts)

		June 30, 2018		December 31, 2017
Assets				
Real estate properties				
Land	$	200,197	$	191,623
Buildings and improvements		2,598,660		2,471,602
Construction in progress		5,093		2,678
		2,803,950		2,665,903
Less accumulated depreciation		(415,332)		(380,202)
Real estate properties, net		2,388,618		2,285,701
Mortgage and other notes receivable, net		149,676		141,486
Cash and cash equivalents		3,045		3,063
Straight-line rent receivable		108,771		97,359
Other assets		23,126		18,212
Total Assets	$	2,673,236	$	2,545,821
Liabilities and Stockholders' Equity				
Debt	$	1,225,720	$	1,145,497
Accounts payable and accrued expenses		16,814		16,302
Dividends payable		42,172		39,456
Lease deposit liabilities		21,325		21,275
Deferred income		5,833		1,174
Total Liabilities		1,311,864		1,223,704
Commitments and Contingencies				
National Health Investors Stockholders' Equity:				
Common stock, $.01 par value; 60,000,000 shares authorized; 42,171,866 shares issued and outstanding		422		415
Capital in excess of par value		1,333,874		1,289,919
Cumulative net income in excess of dividends		24,938		32,605
Accumulated other comprehensive income		2,138		(822)
Total Stockholders' Equity		1,361,372		1,322,117
Total Liabilities and Equity	$	2,673,236	$	2,545,821

Certain balances were reclassified to conform the presentation of prior periods to the current period.

STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

Quarter Ended June 30,		2018		2017
Revenues				
Rental income	$	69,869	$	65,725
Interest income from mortgage and other notes		3,056		3,992
Investment income and other		31		109
		72,956		69,826
Expenses				
Depreciation		17,794		16,819
Interest, including amortization of debt discount and issuance costs		12,220		11,732
Legal		223		146
Franchise, excise and other taxes		266		267
General and administrative		2,765		2,521
Loss and realty losses		1,849		—
		35,117		31,485
Income before investment and other gains and losses		37,839		38,341
Loss on convertible note retirement		—		(96)
Net income	$	37,839	$	38,245
Weighted average common shares outstanding:				
Basic		41,704,819		40,982,244
Diluted		41,786,829		41,245,173
Earnings per common share:				
Net income attributable to common stockholders - basic	$	.91	$	.93
Net income attributable to common stockholders - diluted	$	.91	$	.93



Certain balances were reclassified to conform the presentation of prior periods to the current period.

FFO, AFFO & FAD

(in thousands, except share and per share amounts)

Quarter Ended June 30,		2018		2017
Net income attributable to common stockholders	$	37,839	$	38,245
Elimination of certain non-cash items in net income:				
Depreciation		17,794		16,819
Funds from operations		55,633		55,064
Loss on convertible note retirement		—		96
Non-cash write-off of straight-line rent receivable		1,436		—
Note receivable impairment		413		—
Recognition of unamortized note receivable commitment fees		—		(922)
Normalized FFO		57,482		54,238
Straight-line lease revenue, net		(5,835)		(6,249)
Amortization of lease incentives		69		10
Amortization of original issue discount		187		288
Amortization of debt issuance costs		590		581
Normalized AFFO		52,493		48,868
Non-cash share-based compensation		368		342
Normalized FAD	$	52,861	$	49,210

BASIC				
Weighted average common shares outstanding		41,704,819		40,982,244
FFO per common share	$	1.33	$	1.34
Normalized FFO per common share	$	1.38	$	1.32
Normalized AFFO per common share	$	1.26	$	1.19
DILUTED				
Weighted average common shares outstanding		41,786,829		41,245,173
FFO per common share	$	1.33	$	1.34
Normalized FFO per common share	$	1.38	$	1.32
Normalized AFFO per common share	$	1.26	$	1.18
PAYOUT RATIOS				
Regular dividends per common share	$	1.00	$	.95
Normalized FFO payout ratio per diluted common share		72.5%		72.0%
Normalized AFFO payout ratio per diluted common share		79.4%		80.5%

Certain balances were reclassified to conform the presentation of prior periods to the current period.

PORTFOLIO SUMMARY

($ in thousands)

	Properties	Units/ Sq. Ft*	YTD GAAP Revenue	YTD Straight Line	YTD Cash Revenue	Full Year Impact	Annualized Cash Revenue
Leases							
Senior Housing - Need Driven							
Assisted Living	93	4,618	$ 38,426	$ 3,614	$ 34,812	$ 39,526	$ 74,338
Senior Living Campus	10	1,323	8,388	897	7,491	7,517	15,008
Total Senior Housing - Need Driven	103	5,941	46,814	4,511	42,303	47,043	89,346
Senior Housing - Discretionary							
Independent Living	30	3,412	24,537	3,372	21,165	21,177	42,342
Entrance-Fee Communities	10	2,363	25,406	3,170	22,236	22,278	44,514
Total Senior Housing - Discretionary	40	5,775	49,943	6,542	43,401	43,455	86,856
Total Senior Housing	143	11,716	96,757	11,053	85,704	90,498	176,202
Medical Facilities							
Skilled Nursing	71	9,198	38,031	764	37,267	37,120	74,387
Hospitals	3	181	3,996	37	3,959	3,986	7,945
Medical Office Buildings	2	88,517 *	338	(57)	395	263	658
Total Medical Facilities	76		42,365	744	41,621	41,369	82,990
Total Lease Revenue	219		139,122	11,797	127,325	131,867	259,192
Mortgages and Other Notes Receivable							
Senior Housing - Need Driven	5	312	1,736		1,736	1,895	3,631
Senior Housing - Discretionary	1	400	2,399		2,399	1,444	3,843
Medical Facilities	4	270	348		348	345	693
Other Notes Receivable	—	—	2,033		2,033	2,056	4,089
Total Continuing Mortgage and Other notes	10	982	6,516		6,516	5,740	12,256
Current Year Disposals			—		—	—	—
Total Mortgage and Other Notes			6,516		6,516	5,740	12,256
Investment and Other Income			64		64	(64)	—
Total Revenue			$ 145,702	$ 11,797	$ 133,905	$ 137,543	$ 271,448

PORTFOLIO INFORMATION

Tenant Purchase Options ($ in thousands)

Asset Type	Number of Facilities	Lease Expiration	1st Option Open Year	Current Cash Rent	% of Total[1]
MOB	1	February 2025	Open	$ 300	0.1%
SHO	4	September 2027	Open	1,500	0.6%
SHO	8	December 2024	2020	4,310	1.7%
HOSP	1	March 2025	2020	1,900	0.7%
SHO	3	June 2025	2020	5,047	1.9%
HOSP	1	September 2027	2020	2,626	1.0%
SHO	2	May 2031	2021	4,782	1.8%
HOSP	1	June 2022	2022	3,419	1.3%
Various	8	—	Thereafter	4,002	1.5%
					10.6%

[1]Based on annualized cash revenue of $271,448,000 for contracts in place at June 30, 2018

Lease Maturities[2] (annualized cash rent; $ in thousands)

	# of Properties	SHO	SNF	Other	Total
2018	—	$ —	$ —	$ —	$ —
2019	—	—	—	—	—
2020	6	2,715	—	358	3,073
2021	2	780	1,214	—	1,994
2022	4	789	—	3,419	4,208
2023	15	10,969	924	—	11,893
2024	10	7,213	—	—	7,213
2025	6	5,524	—	2,200	7,724
2026	32	—	32,714	—	32,714
2027	10	6,522	—	2,626	9,148
Thereafter	124	132,433	39,535	—	171,968

[2]Excludes leases that auto renew



RECONCILIATIONS

($ in thousands)

Adjusted EBITDA Reconciliation	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017
Net Income	$ 37,839	$ 38,245
Interest expense	12,220	11,732
Franchise, excise, and other taxes	266	267
Depreciation	17,794	16,819
Loss on convertible note retirement	—	96
Non-cash write-off of straight-line rent receivable	1,436	—
Note receivable impairment	413	—
Recognition of unamortized note receivable commitment	—	(922)
Adjusted EBITDA	$ 69,968	$ 66,237

Net Debt to Adjusted EBITDA	
Consolidated Total Debt	1,225,720
Less cash and cash equivalents	(3,045)
Consolidated Net Debt	$ 1,222,675
Adjusted EBITDA	$ 69,968
Annualizing Adjustment	209,904
Annualized impact of recent investments	3,739
	$ 283,611
Consolidated Net Debt to Adjusted EBITDA	4.3x



Certain balances were reclassified to conform the presentation of prior periods to the current period.

DEFINITIONS

Annualized Revenues

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

Adjusted EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

Normalized FFO, AFFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, normalized AFFO & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, normalized AFFO & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs. Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

We believe that normalized AFFO is an important supplemental measure of operating performance for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease.

This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our convertible senior notes and debt issuance costs to be amortized as a non-cash adjustment to earnings. Normalized AFFO is useful to our investors as it reflects the growth inherent in our contractual lease payments without the distortion caused by non-cash amortization.

We believe that normalized FAD is an important supplemental measure of operating performance for a REIT, also providing a useful indicator of the ability to distribute dividends to shareholders. Additionally, normalized FAD improves the understanding of our operating results among investors and makes comparisons with: (i) expected results, (ii) results of previous periods and (iii) results among REITs, more meaningful. Because FAD may function as a liquidity measure, we do not present FAD on a per-share basis.

Facility Types

SHO - Senior housing	HOSP - Hospital
EFC - Entrance Fee Community	MOB - Medical office building
SNF -Skilled nursing facility	

Fixed Charges

The term Fixed Charges refers to interest expense and debt principal.

Peer Average

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc.	LTC Properties, Inc.	Sabra Health Care REIT, Inc.
HCP, Inc.	Welltower, Inc.	

Stabilized Lease

A newly acquired triple-net lease property is generally considered stabilized upon lease -up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

Total Return

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

NHI

Q2 2018 SUPPLEMENTAL